UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) August 7, 2007

CoConnect, Inc.

(Exact name of registrant as specified in its charter)

Nevada	0-26533	63-1205304
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7430 S. Creek Road, Suite 102, Sandy, Utah 84093

 (Address of Principal Executive Offices)

Registrant’s telephone number, including area code (801) 243-7948

480 E. 6400 South, Ste 230, Salt Lake City, Utah 84107

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(Former address if changed since the last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01.  Entry into a Material Definitive Agreement

On August 7, 2007 CoConnect, Inc., entered into an Agreement and Plan of Reorganization (the “Reorganization Agreement”), dated as of August 7, 2007, with CoConnect Sub, Inc., a newly-formed Nevada corporation (hereinafter “CoConnect Sub”) and Boomj.com, Inc., a Nevada corporation (hereafter “BOOMJ”), pursuant to which CoConnect Sub agreed to merge with and into BOOMJ (the “Merger”). In connection with the Merger, we agreed to issue, pursuant to an exemption proved under Section 4(2) of the Securities Act of 1933, as amended, 2.5 shares of Connect, Inc. for each common stock equivalent of BOOMJ, in exchange for all of the issued and outstanding stock of BOOMJ.

The closing of the Merger is currently anticipated to occur in August 2007. The consummation of the transaction is subject to the satisfaction of customary conditions in similar transactions, including requisite consents, the truth and accuracy of the parties' respective representations and warranties, the absence of any pending litigation seeking to restrain or invalidate the transaction and the lack of any material adverse changes since the execution and delivery of the Reorganization Agreement.

The Reorganization Agreement also contemplates that, concurrent with the closing of the transaction, (a) all current officers of the Registrant shall resign from their positions with the Registrant, with BOOMJ’s officers to be appointed by the existing members of the Board of Directors of the Registrant (“Existing Members”), and (b) the Existing Members shall elect BOOMJ’s current board of directors to the Board of the Registrant (the “BOOMJ Directors”).  The election of the BOOMJ Directors shall become effective on the later of (i) closing date of the Merger, or (ii) the tenth day following the later of the date of the filing of the Information Statement with the Securities and Exchange Commission or the date of mailing of an Information Statement under Rule 14f-1 to CoConnect’s shareholders. At the time that the BOOMJ Directors take office, the Existing Members shall resign as directors.

The foregoing summary of the terms and conditions of Reorganization Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of Reorganization Agreement attached as Exhibit 10.1 hereto, and which is hereby incorporated herein by reference.

Pursuant to the terms of the Reorganization Agreement, we will issue 2.5 shares of Connect, Inc. for each common stock equivalent of BOOMJ. The shares so issued will constitute restricted securities and will be issued pursuant to an exemption from the registration requirements of the Securities Act of 1933, as amended, in reliance on the exemption provided by Rule 506 of Regulation D of the Act.

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Item 9.01. Financial Statements and Exhibits.

Exhibits

10.1	Agreement and Plan of Reorganization, dated August 7, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COCONNECT, INC.

Date: August 9, 2007	By:	/s/ Dean Becker
Dean Becker, Secretary

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